UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2025

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 10, 2025, Global Partners LP (the “Partnership”) issued a press release announcing its intent to commence a private offering to eligible purchasers, subject to market and other conditions, of $400,000,000 in aggregate principal amount of senior unsecured notes due 2033 (the “Notes Offering”). A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

On June 10, 2025, the Partnership issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all of the outstanding $400,000,000 aggregate principal amount of its 7.00% senior notes due 2027. The terms and conditions of the Tender Offer are described in an Offer to Purchase, dated June 10, 2025, and the Notice of Guaranteed Delivery relating thereto. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1*	Global Partners LP Press Release dated June 10, 2025, announcing the commencement of the Notes Offering.
99.2*	Global Partners LP Press Release dated June 10, 2025, announcing the commencement of the Tender Offer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: June 10, 2025	By:	/s/ Sean T. Geary
Sean T. Geary
Chief Legal Officer and Secretary

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